UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7130 South Lewis, Suite 1000, Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2012, Unit Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting on behalf of the several initial purchasers named in Schedule A to the Purchase Agreement (collectively, the “Initial Purchasers”) and certain of the Company’s wholly-owned subsidiaries (the “Guarantors”), relating to the sale (the “Offering”) by the Company to the Initial Purchasers of $400,000,000 aggregate principal amount of the Company’s 6 5/8% Senior Subordinated Notes due 2021 (the “Notes”), for resale to qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Company expects to close the Offering on July 24, 2012.

The net proceeds from the Offering are expected to be approximately $386.7 million, after deducting the Initial Purchasers’ discounts and commissions and estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering to partially finance the previously announced pending acquisition by the Company’s wholly-owned subsidiary, Unit Petroleum Company, of certain oil and natural gas assets from Noble Energy, Inc.

Some of the Initial Purchasers and their respective affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Affiliates of certain of the Initial Purchasers have commitments and are agents under the Company’s credit facility and receive fees in connection therewith. Additionally, Merrill Lynch, Pierce, Fenner & Smith Incorporated is serving as a financial advisor to Noble Energy, Inc. in its sale to the Company of the oil and natural gas assets mentioned above.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and the Guarantors, as well as an agreement by the Company and the Guarantors to indemnify the Initial Purchasers against certain liabilities. The closing of the Offering is subject to certain customary closing conditions contained in the Purchase Agreement and, as a result, there can be no assurance that the Offering will be completed.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. Exhibit 10.1 is provided for the purpose of providing investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of such agreements and as of specific dates, and were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events.

On July 12, 2012, the Company issued a press release announcing the launch of the Offering. A copy of the launch press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on July 12, 2012, the Company issued a press release announcing the pricing of the Offering. A copy of the pricing press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The press releases were issued pursuant to Rule 135c under the Securities Act and are neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful. The Notes have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Cautionary Statements Regarding Forward-looking Statements

Statements in the document and the exhibits furnished herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, future plans, or other statements, other than statements of historical fact are forward-looking statements. These forward-looking statements include statements regarding expectations as to completion of the Offering. The Company can give no assurance that such expectations will prove to have been correct. Actual results could differ materially as a result of a variety of risks and uncertainties, including: the timing to consummate the Offering; the risk that conditions to closing of the Purchase Agreement may not be satisfied; and negative effects from the pendency of the Offering. Other factors regarding the Company and other risks related to it and its business and operations are discussed in the Company’s most recent Form 10-K as well as the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”) available at the SEC’s website at www.sec.gov. Actual results may differ materially from those expected, estimated, or projected. Forward-looking statements speak only as of the date they are made, and, other than as required by law, the Company undertakes no obligation to publicly update or revise any of them in light of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Purchase Agreement, dated July 12, 2012, among Unit Corporation, certain of its wholly-owned subsidiaries party thereto, as Guarantors, and the Initial Purchasers party thereto.
99.1	Press Release of Unit Corporation, dated July 12, 2012, announcing the launch of the Offering.
99.2	Press Release of Unit Corporation, dated July 12, 2012, announcing the pricing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIT CORPORATION

Date: July 12, 2012	By:	/s/ Mark E. Schell
Name: Mark E. Schell
Title: Senior Vice President

Exhibit Index

Exhibit	Description

10.1	Purchase Agreement, dated July 12, 2012, among Unit Corporation, certain of its wholly-owned subsidiaries party thereto, as Guarantors, and the Initial Purchasers party thereto.

99.1	Press Release of Unit Corporation, dated July 12, 2012, announcing the launch of the Offering.

99.2	Press Release of Unit Corporation, dated July 12, 2012, announcing the pricing of the Offering.